UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 7, 2023
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 7.01 Regulation FD Disclosure.

On August 7, 2023, Wheeler Real Estate Investment Trust, Inc. (the “Company”) issued a press release announcing a Reverse Stock Split (as defined below). A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Reverse Stock Split

On August 7, 2023, the Company announced that its Board of Directors unanimously approved a one-for-ten reverse stock split of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), where every ten issued and outstanding shares of Common Stock will be converted into one share of Common Stock (the “Reverse Stock Split”).

The Reverse Stock Split is expected to take effect as of 5:00 p.m., Eastern Time, on August 17, 2023 (the “Effective Time”).

At the market open on August 18, 2023 (the first business day after the Effective Time), the Common Stock is expected to begin trading on a split-adjusted basis on The Nasdaq Capital Market under a new CUSIP number.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder that would hold fractional shares as a result of the Reverse Stock Split will be entitled to receive, in lieu of such fractional shares, cash in an amount equal to the applicable fraction multiplied by the closing price of the Common Stock on The Nasdaq Capital Market on August 17, 2023 (as adjusted for the Reverse Stock Split), without any interest.

The Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Effective Time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock, except to the extent that it results from a stockholder receiving cash in lieu of fractional shares. There will be no change to the number of authorized shares of the Common Stock as a result of the Reverse Stock Split. The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 963025887.

Stockholders of record will receive information from Computershare Inc., the Company’s transfer agent, regarding their stock ownership following the Reverse Stock Split and, if applicable, payments of cash in lieu of fractional shares, without any interest. Stockholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Reverse Stock Split.

As a result of the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced from approximately 9,809,195 shares outstanding as of August 4, 2023 to approximately 980,919 shares outstanding after giving effect to the Reverse Stock Split.

The Reverse Stock Split has been approved by the Company’s Board of Directors pursuant to Maryland General Corporation Law, and no stockholder approval is required.

Compliance with Nasdaq Listing Rules

As previously disclosed in a Current Report on Form 8-K filed by the Company on June 28, 2023, the Company received a letter from the listing qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) for continued listing.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days to regain compliance. If, at any time before the end of this first 180-day period, or through December 26, 2023, the closing bid price of the Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written notification that the Company has achieved compliance with the Bid Price Rule.

If the Company does not regain compliance during the first 180-day compliance period, then the Staff may grant the Company a second 180 calendar day period to regain compliance, subject to the Company meeting certain requirements.

If the Company does not regain compliance within the allotted compliance periods, including any extensions that may be granted by the Staff, the Staff will issue a Staff Delisting Determination notification. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

The Company and the Board of Directors believe the Reverse Stock Split will help the Company regain compliance with the Bid Price Rule. However, there can be no assurance that the Company will be able to regain compliance with such requirement or maintain its listing on The Nasdaq Capital Market.

Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “intends”, “expects,” “may”, “will”, and “would”, or the negative of such terms, or other comparable terminology, and include statements about the Reverse Stock Split and the impact, if any, of the Reverse Stock Split on the Company and the trading price of the Common Stock. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President
Dated: August 8, 2023